                                                                    Exhibit 23.2


                           Consent of Patent Counsel



                           CONSENT OF PATENT COUNSEL


     I hereby consent to the reference to me in this Annual Report - Form 10-K of Irvine Sensors Corporation under the section entitled "Patents and Trademarks."


                                      /s/ Thomas J. Plante
                                      ----------------------
                                      THOMAS J. PLANTE, Esq.


Irvine, California
December 22, 1995